UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2021

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 16, 2021, East Resources Acquisition Company (the “Company”) was notified by the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Staff had determined to initiate procedures to delist the Company’s securities due to the Company’s non-compliance, following the termination of the phase-in period provided under Nasdaq Listing Rule 5615(b)(1), with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(d)(2)(A) regarding the composition of the Company’s board of directors (the “Board”) and the Board’s compensation committee (the “Compensation Committee”), respectively, because a majority of the Board is not comprised of independent directors and the Compensation Committee is not comprised of at least two independent directors, which delisting procedures will be stayed once the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”).  On August 17, 2021, the Company timely requested a hearing before the Panel, which request served to stay any such delisting action by Nasdaq pending the outcome of the hearing process.

Additionally, on August 17, 2021, the Company was notified by the Staff that the Staff had determined that, beginning on April 4, 2021 due to the previously reported passing of Board member Allen F. Sobol, the Company was not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rule 5605(c)(2)(A) regarding the composition of the Board’s audit committee (the “Audit Committee”) because the Audit Committee is not comprised of at least three independent directors.  In accordance with Nasdaq Listing Rule 5605(c)(4), the Company has an automatic cure period in order to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which will expire on October 1, 2021 (the “Compliance Deadline”).

The Company expects to regain compliance with each of the applicable Nasdaq Listing Rules prior to the Compliance Deadline by electing additional independent directors to the Board and filling the vacancies on the Audit Committee and Compensation Committee with an independent director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Resources Acquisition Company

Date: August 19, 2021	By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

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